UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Peter Street, Suite 300
Toronto , Ontario	M5V 2H1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Cronos Group Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders on June 25, 2021 (the “Meeting”). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is summarized in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 27, 2021.
(1)Election of directors.

NAME OF DIRECTOR:	FOR:	WITHHELD:	BROKER NON-VOTES:
Jason Adler	213,738,627	6,089,643	60,195,533
Kendrick Ashton, Jr.	218,960,256	868,014	60,195,533
Jody Begley	207,466,084	12,362,186	60,195,533
Murray Garnick	216,385,072	3,443,199	60,195,532
Michael Gorenstein	210,947,245	8,881,025	60,195,533
Heather Newman	207,529,001	12,299,269	60,195,533
James Rudyk	213,776,435	6,051,836	60,195,532

(2)Adoption of an advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.

FOR:	AGAINST:	ABSTAINED:	BROKER NON-VOTES:
205,851,806	4,215,540	9,758,702	60,197,755

(3)Appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021 and authorization of the Board of Directors of the Company to fix KPMG LLP’s remuneration.

FOR:	WITHHELD:	BROKER NON-VOTES:
278,478,187	1,545,614	2

A copy of the press release dated June 25, 2021 regarding the results of the Meeting is filed as Exhibit 99.1 to and is incorporated by reference in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Cronos Group Inc., dated June 25, 2021.
104	Cover Page Interactive Data File – The cover page from Cronos Group Inc.’s Current Report on Form 8-K filed on June 25, 2021 is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: June 25, 2021	By:	/s/ Kurt Schmidt
Name: Kurt Schmidt
Title: President and Chief Executive Officer